Exhibit 10.15

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT NUMBER: 19	2. CONTRACT NUMBER: YH09-0001-04	3. EFFECTIVE DATE OF AMENDMENT: October 1, 2012	4. PROGRAM: ACUTE

5.	CONTRACTOR’S NAME AND ADDRESS:

Health Choice Arizona

410 N. 44th Street, Suite 900

Phoenix, AZ 85008

6. PURPOSE OF AMENDMENT: To extend the Contract for the term October 1, 2012 through September 30, 2013 and to amend Section B, Capitation Rates, Section C, Definitions, Section D, Program Requirements, Section E, Contract Clauses, and Section J, Attachments.

7.	THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

A.	Section B, Capitation Rates have been revised for the period of October 1, 2012 through September 30, 2013.

B.	Section C, Definitions

C.	Section D, Program Requirements

D.	Section E, Contract Terms and Conditions

E.	Section J, Attachments

Please refer to the individual Contract sections, revised September 26, 2012, for specific changes.

Note: Please sign, date and return executed file by E-Mail to: Meggan Harley at meggan.harley@azahcccs.gov Contracts Manager, AHCCCS Contracts & Purchasing and P.J. Schoenstene, Contracts and Policy Administrator, at pj.schoenstene@azahcccs.gov Division of Health Care Management.

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT. IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCS CONTRACTING OFFICER:

/s/ MIKE UCHRIN	/s/ MICHAEL VEIT

TYPED NAME: MIKE UCHRIN	TYPED NAME: MICHAEL VEIT

TITLE: CHIEF EXECUTIVE OFFICER	TITLE: CONTRACTS & PURCHASING ADMINISTRATOR

DATE: 9/27/12	DATE: SEP 27 2012